Exhibit 10.3

EXECUTION COPY

SECOND JOINDER AND SUPPLEMENT

to

INTERCREDITOR AGREEMENT

Reference is made to (i) that certain Intercreditor Agreement, dated as of January 29, 2010 (as supplemented on March 14, 2012 and on the date hereof, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “1-1/2 Lien Intercreditor Agreement”), among JPMorgan Chase Bank, N.A., as Intercreditor Agent (the “Intercreditor Agent”), Wilmington Trust FSB, as Trustee and as Collateral Agent (the “Trustee”), Momentive Specialty Chemicals Holdings LLC (f/k/a Hexion LLC) (“MSCH”), Momentive Specialty Chemicals Inc. (f/k/a Hexion Specialty Chemicals, Inc.) (the “Company”) and each subsidiary of the Company party thereto, and (ii) the 1-1/2 Lien Notes Indenture. Capitalized terms used but not defined herein shall have the meanings assigned in the 1-1/2 Lien Intercreditor Agreement.

This Second Joinder and Supplement to the 1-1/2 Lien Intercreditor Agreement (this “Agreement”), dated as of January 31, 2013 (the “Effective Date”), by and among (i) Wilmington Trust, National Association, as trustee (the “First Lien Trustee”) pursuant to that certain first supplemental indenture (the “First Supplemental Indenture”), dated as of the date hereof, among Hexion U.S. Finance Corp. (the “Issuer”), the guarantors named therein and the First Lien Trustee (which First Supplemental Indenture amends and supplements that certain Indenture, dated as of March 14, 2012, among the Issuer, the guarantors named therein and the First Lien Trustee (such Indenture, as supplemented by the First Supplemented Indenture and as may be further amended, restated, supplemented or otherwise modified from time to time, the “First Lien Indenture”)), (ii) the Intercreditor Agent, (iii) Wilmington Trust, National Association, as Trustee (as Second-Priority Agent under the 1-1/2 Lien Intercreditor Agreement for the holders of the Notes), (iv) MSCH, (v) the Company and (vi) each Subsidiary of the Company listed on Schedule I hereto, has been entered into (A) to record the accession of the First Lien Trustee as an additional Senior-Priority Agent under the 1-1/2 Lien Intercreditor Agreement on behalf of the holders of the 6.625% first-priority senior secured notes due 2020 (the “Additional First Lien Notes”) issued under the First Supplemental Indenture, (B) with respect to the Liens securing certain Obligations as set forth below, to confirm and evidence that such Liens shall, for purposes of the 1-1/2 Lien Intercreditor Agreement, be equal and ratable with all Liens on the Common Collateral securing any other Senior Lender Claims and (C) for certain related purposes.

The parties to this Agreement hereby agree as follows:

A. The First Lien Trustee, as trustee for the holders of the Additional First Lien Notes, agrees to become, with immediate effect, a party to and agrees to be bound by the terms of the 1-1/2 Lien Intercreditor Agreement as Senior-Priority Agent for the Additional First Lien Notes, as if it had originally been party to the 1-1/2 Lien Intercreditor Agreement as Senior-Priority Agent for the Additional First Lien Notes.

B. The First Supplemental Indenture has been designated by the Company and the Issuer as being included in the definition of “Credit Agreement” set forth in the 1-1/2 Lien Notes Indenture, which designation shall be irrevocable until such time as all Liens securing the Additional First Lien Notes have been released pursuant to Section 11.03 of the First Lien Indenture (and any purported revocation of such designation prior to such time shall be ineffective for all purposes of the 1-1/2 Lien Intercreditor Agreement). The First Supplemental Indenture, the Additional First Lien Notes, the Security Documents (as defined in the First Lien Indenture) (the “Security Documents”), and any related document or instrument executed and delivered pursuant to any of the foregoing shall constitute “Senior Credit Documents” as defined in the 1-1/2 Lien Notes Indenture.

C. The Liens securing the Obligations under the Additional First Lien Notes, the First Supplemental Indenture and any other document or agreement entered into pursuant thereto granted pursuant to the Security Documents have been designated by the Company and the Issuer as having been incurred pursuant to clause (8)(B) of the definition of “Permitted Liens” set forth in the 1-1/2 Lien Notes Indenture, which designation shall be irrevocable until such time as all Liens securing the Additional First Lien Notes have been released pursuant to Section 11.03 of the First Lien Indenture (and any purported revocation of such designation prior to such time shall be ineffective for all purposes of the 1-1/2 Lien Intercreditor Agreement). The Obligations under the First Supplemental Indenture and any other document or agreement entered into pursuant thereto constitute First-Lien Indebtedness (which First-Lien Indebtedness, for the avoidance of doubt, also constitutes Future First-Lien Indebtedness) and Senior Lender Claims.

D. The Liens on the Common Collateral securing such Senior Lender Claims shall have priority over and be senior in all respects to all Liens on the Common Collateral securing any Second-Priority Claims on the terms set forth in the 1-1/2 Lien Intercreditor Agreement and, subject to the terms of any other applicable intercreditor agreement (including that certain Intercreditor Agreement, dated as of March 14, 2012 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “First Lien Intercreditor Agreement”)) then in effect, shall be equal and ratable with all Liens on the Common Collateral securing any other Senior Lender Claims.

E. So long as the Discharge of Senior Lender Claims has not occurred and subject to the terms of any other applicable intercreditor agreement (including the First Lien Intercreditor Agreement) then in effect, the Common Collateral or proceeds thereof received in connection with the sale or other disposition of, or collection on, the Common Collateral upon the exercise of remedies shall be applied by the Intercreditor Agent ratably to the Senior Lender Claims and, with respect to each class of Senior Lender Claims, in such order as is specified in the relevant Senior Lender Documents until the Discharge of Senior Lender Claims has occurred.

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F. The First Lien Trustee confirms that its address for notices pursuant to the 1-1/2 Lien Intercreditor Agreement is as follows:

Wilmington Trust, National Association

Corporate Capital Markets

50 South Sixth Street

Suite 1290

Minneapolis, Minnesota 55402

Telephone: 612-217-5632

Facsimile: 612-217-5651

Attention: Hexion Administrator

G. Each party to this Agreement confirms the acceptance of the First Lien Trustee, as trustee for the Additional First Lien Notes and as a Senior-Priority Agent for purposes of the 1-1/2 Lien Intercreditor Agreement.

H. Except as expressly provided herein, in the 1-1/2 Lien Intercreditor Agreement or in any Senior Lender Documents, the First Lien Trustee is acting in the capacity of Senior-Priority Agent solely with respect to the Senior Lender Claims owed to the First Lien Trustee and the holders of the Additional First Lien Notes issued pursuant to the First Supplemental Indenture. For the avoidance of doubt, the provisions of Article VII of the First Lien Indenture applicable to the First Lien Trustee thereunder shall also apply to the First Lien Trustee acting under or in connection with the 1-1/2 Lien Intercreditor Agreement.

I. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

J. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

WILMINGTON TRUST, NATIONAL ASSOCIATION, as First Lien Trustee, as Senior-Priority Agent for holders of notes (including the Additional First Lien Notes) under the First Lien Indenture

By:	/s/ Jane Schweiger
Name: Jane Schweiger
Title: Vice President

JPMORGAN CHASE BANK, N.A., as Intercreditor Agent

By:	/s/ Peter S. Predun
Name: Peter S. Predun
Title: Executive Director

WILMINGTON TRUST, NATIONAL ASSOCIATION (as successor by merger to Wilmington Trust FSB), as Trustee, as Second-Priority Agent for holders of the Notes

By:	/s/ Jane Schweiger
Name: Jane Schweiger
Title: Vice President

[Signature Page to Second Joinder and Supplement to 1-1/2 Lien Intercreditor Agreement]

MOMENTIVE SPECIALTY CHEMICALS HOLDINGS LLC

By:	/s/ Ellen G. Berndt
Name: Ellen G. Berndt
Title: Vice President and Secretary

MOMENTIVE SPECIALTY CHEMICALS INC.

By:	/s/ Ellen G. Berndt
Name: Ellen G. Berndt
Title: Vice President and Secretary

BORDEN CHEMICAL FOUNDRY, LLC

By:	/s/ Ellen G. Berndt
Name: Ellen G. Berndt
Title: Vice President and Secretary

MOMENTIVE SPECIALTY CHEMICAL INVESTMENTS, INC.

By:	/s/ Ellen G. Berndt
Name: Ellen G. Berndt
Title: Vice President and Secretary

MOMENTIVE INTERNATIONAL INC.

By:	/s/ Ellen G. Berndt
Name: Ellen G. Berndt
Title: Vice President and Secretary

MOMENTIVE CI HOLDING COMPANY (CHINA) LLC
By: Lawter International Inc., as sole managing member

By:	/s/ Ellen G. Berndt
Name: Ellen G. Berndt
Title: Vice President and Secretary

[Signature Page to Second Joinder and Supplement to 1-1/2 Lien Intercreditor Agreement]

HEXION U.S. FINANCE CORP.

By:	/s/ Ellen G. Berndt
Name: Ellen G. Berndt
Title: Vice President and Secretary

HSC CAPITAL CORPORATION

By:	/s/ Ellen G. Berndt
Name: Ellen G. Berndt
Title: Vice President and Secretary

LAWTER INTERNATIONAL INC.

By:	/s/ Ellen G. Berndt
Name: Ellen G. Berndt
Title: Vice President and Secretary

OILFIELD TECHNOLOGY GROUP, INC.

By:	/s/ Ellen G. Berndt
Name: Ellen G. Berndt
Title: Vice President and Secretary

NL COOP HOLDINGS LLC
By: Momentive Specialty Chemicals Inc., as sole member

By:	/s/ Ellen G. Berndt
Name: Ellen G. Berndt
Title: Vice President and Secretary

[Signature Page to Second Joinder and Supplement to 1-1/2 Lien Intercreditor Agreement]

SCHEDULE I

Subsidiary Parties

Borden Chemical Foundry, LLC

Momentive Specialty Chemicals Investments, Inc.

Momentive International Inc.

Momentive CI Holding Company (China) LLC

Hexion U.S. Finance Corp.

HSC Capital Corporation

Lawter International Inc.

Oilfield Technology Group, Inc.

NL COOP Holdings LLC